                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) August 25, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On August 25, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended July 31, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  September 3, 2004               By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #108, Series 1995-1
               made available on August 25, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #108

20.2           Monthly Servicer and Settlement Certificate #74, Series 1998-1
               made available on August 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #74

20.3           Monthly Servicer and Settlement Certificate #49, Series 2000-1
               made available on August 25, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #49

20.4           Monthly Servicer and Settlement Certificate #13, Series 2003-1
               made available on August 25, 2004

20.4 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #13

20.5           Monthly Servicer and Settlement Certificate #2, Series 2004-1
               made available on August 25, 2004

20.5 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #2

20.6           Dealer Note Master Trust Series Data for the August 25, 2004
               Distribution Date

====================================================================================================================================

                                                      EXHIBIT 20.1

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #108

                                                 DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                      SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2004, the Transfer Date of August 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2004 and the Distribution Period ended
August 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                            61,803.39

   3.2 The amount of ITEC Finance Charges for the Due Period                         2,241,123.98

   3.3 The average daily balance of Dealer Notes outstanding during the Due
       Period                                                                    1,015,278,388.40

   3.4 The total amount of Advance Reimbursements for the Due Period                         0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due
       Period                                                                      377,307,258.59

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master      327,975,800.40
       Trust during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                              831,108.00

   3.8 The average daily Master Trust Seller's Interest during the Due Period      166,688,546.98

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
       Supplement)                                                                 122,570,000.00

  3.10 The aggregate amount of Collections for the Due Period                      490,846,296.52

  3.11 The aggregate amount of Finance Charge Collections for the Due Period         5,209,611.05

  3.12 The aggregate amount of Principal Collections for the Due Period            485,636,685.47

  3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                 (1,000.00)

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period   997,329,681.42

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                            59,311,779.28

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments as of    108,271,567.80
            the end of the Due Period
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                 1.14%
       d.  The rating of each such Eligible Investment                                   AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                              11,966,341.66

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)      Freund Equipment Inc.
       ii)     J.Price Intl. Truck Inc.
       iii)    Nalley Motor Trucks
       iv)     Wolfington Body Co. Inc
       v)      Longhorn Bus Sales

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days)as a percentage of the total principal amount outstanding, as of
       the end of the Due Period                                                             0.11%

  3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
       on 7/10/03 for the benefit of the Master Trust Certificateholders.              100,097.29

  3.21 Eligible Investments in the Servicer Transition Fee Account:

       a.  The aggregate amount of funds invested in Eligible Investments              100,000.00

       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund

       c.  The rate of interest applicable to each such Eligible Investment                 1.14%

       d.  The rating of each such Eligible Investment                                   AAAm/Aaa

  3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
       Distribution Date)                                                              100,000.00

   4.0 Series 1995-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                         0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                            0.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                            0.00

   4.3 The Projected Spread for the following Distribution Period                            0.00

   4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
       giving effect to the transactions set forth in Article IV of the Supplement)          0.00

   4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
       Transfer Date (after giving effect to the transactions  set forth in Article IV
       of the Supplement)                                                                    0.00

   4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the Transfer Date (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                         0.00

   4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                               0.00

   4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period             (182.29)

   4.9 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                  949,642.14

  4.10 The amount of Series Allocable Principal Collections for the Due Period      70,296,389.43

  4.11 The amount of Series Principal Account Losses for the Due Period                      0.00

  4.12 The amount of Investor Dealer Note Losses for the Due Period                      (180.88)

  4.13 The amount of Investor Finance Charge Collections for the Due Period            942,329.90

  4.14 The amount of Investor Principal Collections for the Due Period              59,074,190.64

  4.15 The amount of Available Certificateholder's Interest                          1,138,333.36
       Collections for the Due Period

  4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period           0.00

  4.17 The aggregate amount of the Series 1995-1 Principal
       Shortfall, if any, for the Due Period                                                 0.00

  4.18 The Seller's Percentage for the Due Period                                           0.77%

  4.19 The Excess Seller's Percentage for the Due Period                                    0.00%

  4.20 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                              541,282.20

  4.21 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                   35,801.51

  4.22 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                  541,282.20

  4.23 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                        0.00

  4.24 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                          100,000,000.00

  4.25 The Minimum Series 1995-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                    0.00

  4.26 The Series 1995-1 Allocation Percentage for the Due Period                          18.23%

  4.27 The Floating Allocation Percentage for the Due Period                               99.23%

  4.28 The Principal Allocation Percentage, if applicable, for the Due Period              84.04%

  4.29 The total amount to be distributed on the Series
       1995-1 Certificates on the Distribution Date                                200,441,999.96

  4.30 The total amount, if any, to be distributed on the Series 1995-1
       Certificates on the Distribution Date allocable to the Invested Amount      200,000,000.00

  4.31 The total amount, if any, to be distributed on the Series 1995-1 Certificates on the Distribution Date allocable to interest on the Series 1995-1
       Certificates                                                                    291,666.67

  4.32 The Draw Amount as of the Transfer Date                                               0.00

  4.33 The amount of Investor Charge-Offs as of Transfer Date                                0.00

  4.34 The amount of reimbursement of Investor Charge- Offs as of the Transfer Date          0.00

  4.35 The amount of the Investor Servicing Fee to be paid on such Distribution Date   150,333.29

  4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve
       Account  as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                            0.00

  4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                      0.00

  4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the Supplement and the Agreement)          0.00

  4.39 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments          200,000,000.00
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                 1.14%
       d.  The rating of each such Eligible Investment                                   AAAm/Aaa

  4.40 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                    0.00
       b.  Description of each Eligible Investment:                                            NA
       c.  The rate of interest applicable to each such Eligible Investment               _______%
       d.  The rating of each such Eligible Investment                                         NA

  4.41 The amount of Excess Interest Collections for the Due Period                    696,333.40

  4.42 The amount of Investor Principal Collections from other Series treated
       as Shared Principal Collections for the Due Period                           40,925,809.36

  4.43 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                  0.00

  4.44 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                             0.00

  4.45 The percentages and all other information calculated
       pursuant to Sections 6.01 and 7.01 of the Supplement                       See Exhibit "A"

  4.46 The amount of remaining Available Seller's Principal
        Collections for the Due Period                                                 541,282.20

  4.47 The amount of Series 1995-1 Shared Seller's Principal
       Collections for the Due Period                                                        0.00

  4.48 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                                      0.00

  4.49 The amount of all Shared Seller's Principal Collections
       allocated to Series 1995-1 for the Due Period                                         0.00

  4.50 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                              0.00

  4.51 The aggregate amount of all Early Distributions Amounts
       paid or deemed paid for the Distribution Period                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            Exhibit 20.1(A)
                                                            Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.58%
                                             1 Month Past :       3.50%
                                             Current Month :      3.37%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                        Master Trust Seller's Interest:   $169,601,249.22

                                Master Trust Minimum Seller's Interest:   $131,820,000.00

            (i)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                           Turnover Ratio:   3.89

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                                   Dealer Note Loss Ratio:   0.00%

====================================================================================================================================

                                                        EXHIBIT 20.2

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #74

                                                 DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                       SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2004, the Transfer Date of August 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2004 and the Distribution Period ended
August 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                     61,803.39

     3.2 The amount of ITEC Finance Charges for the Due Period                                  2,241,123.98

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period        1,015,278,388.40

     3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          377,307,258.59

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         327,975,800.40
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                       831,108.00

     3.8 The average daily Master Trust Seller's Interest during the Due Period               166,688,546.98

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)         122,570,000.00

    3.10 The aggregate amount of Collections for the Due Period                               490,846,296.52

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                  5,209,611.05

    3.12 The aggregate amount of Principal Collections for the Due Period                     485,636,685.47

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                          (1,000.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            997,329,681.42

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                     59,311,779.28

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the         108,271,567.80
             end of the Due Period
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                          1.14%
         d.  The rating of each such Eligible Investment                                            AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                       11,966,341.66

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Freund Equipment Inc.
         ii)     J.Price Intl. Truck Inc.
         iii)    Nalley Motor Trucks
         iv)     Wolfington Body Co. Inc
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                     0.11%

    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the Master Trust Certificateholders.                       100,097.29

    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                          1.14%
         d.  The rating of each such Eligible Investment                                            AAAm/Aaa

    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IVof the Supplement and to the payments made on the
         Distribution Date)                                                                       100,000.00

     4.0 Series 1998-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                        0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
         to the transactions set forth in Article IV of the Supplement)                        31,000,000.00

   4.2b. The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)                 31,000,000.00

     4.3 The Projected Spread for the following Distribution Period                             2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)           2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the Transfer Date (after giving effect to the transactions  set forth
         in Article IV of the Supplement)                                                               0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                              200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                      (181.67)

     4.8 The amount of Series Allocable Finance Charge Collections for the Due Period             946,441.25

     4.9 The amount of Series Allocable Principal Collections for the Due Period               70,059,446.15

    4.10 The amount of Series Principal Account Losses for the Due Period                               0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period                               (180.89)

    4.12 The amount of Investor Finance Charge Collections for the Due Period                     942,371.55

    4.13 The amount of Investor Principal Collections for the Due Period                       69,758,009.64

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                           955,074.64

    4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period                    0.00

    4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for the
         Due Period                                                                                     0.00

    4.17 The Seller's Percentage for the Due Period                                                    0.43%

    4.18 The Excess Seller's Percentage for the Due Period                                             0.00%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period                301,255.62

    4.20 The amount of Available Seller's Finance Charge Collections for the Due Period            32,462.93

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due Period      301,255.62

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due Period               0.00

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period                          0.00

    4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
         Distribution Date (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                         37,000,000.00

    4.25 The Series 1998-1 Allocation Percentage for the Due Period                                   18.17%

    4.26 The Floating Allocation Percentage for the Due Period                                        99.57%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period                        0.00%

    4.28 The total amount to be distributed on the Series
         1998-1 Certificates on the Distribution Date                                             418,673.27

    4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates
         on the Distribution Date allocable to the Invested Amount                                      0.00

    4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates
         on the Distribution Date allocable to interest on the Series 1998-1 Certificates         268,333.33

    4.31 The Draw Amount as of the Transfer Date                                                        0.00

    4.32 The amount of Investor Charge-Offs as of Transfer Date                                         0.00

    4.33 The amount of reimbursement of Investor Charge- Offs as of the Transfer Date                   0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date            150,339.94

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement)                                                                              0.00

    4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                          2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                             0.00
         b.  Description of each Eligible Investment:                                                     NA
         c.  The rate of interest applicable to each such Eligible Investment                        _______%
         d.  The rating of each such Eligible Investment                                                  NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                             0.00
         b.  Description of each Eligible Investment:                                                     NA
         c.  The rate of interest applicable to each such Eligible Investment                        _______%
         d.  The rating of each such Eligible Investment                                                  NA

    4.39 The amount of Excess Interest Collections for the Due Period                             536,401.37

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                             0.00

    4.41 The amount of Excess Interest Collections for the Due Period allocated
         to other Series                                                                                0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series                              13,962,818.89

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                          See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal Collections for the
         Due Period                                                                               301,255.62

    4.45 The amount of Series 1998-1 Shared Seller's Principal Collections for the
         Due Period                                                                                     0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                               0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 1998-1 for the Due Period                                                  0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                       0.00

    4.49 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                         Exhibit 20.2(A)
                                                         Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.58%
                                             1 Month Past :       3.50%
                                             Current Month :      3.37%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest:    $169,601,249.22

                                     Master Trust Minimum Seller's Interest:    $131,820,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                           Turnover Ratio:   3.89

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                                   Dealer Note Loss Ratio:   0.00%

===================================================================================================================================

                                                    EXHIBIT 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #49

                                               DEALER NOTE MASTER TRUST

                                                     DEALER NOTE
                                            ASSET BACKED CERTIFICATES,
                                                    SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2004, the Transfer Date of August 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2004 and the Distribution Period ended
August 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                 61,803.39

     3.2 The amount of ITEC Finance Charges for the Due Period                              2,241,123.98

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period    1,015,278,388.40

     3.4 The total amount of Advance Reimbursements for the Due Period                              0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period      377,307,258.59

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust     327,975,800.40
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                   831,108.00

     3.8 The average daily Master Trust Seller's Interest during the Due Period           166,688,546.98

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)     122,570,000.00

    3.10 The aggregate amount of Collections for the Due Period                           490,846,296.52

    3.11 The aggregate amount of Finance Charge Collections for the Due Period              5,209,611.05

    3.12 The aggregate amount of Principal Collections for the Due Period                 485,636,685.47

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                      (1,000.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        997,329,681.42

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                 59,311,779.28

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the     108,271,567.80
             end of the Due Period
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                      1.14%
         d.  The rating of each such Eligible Investment                                        AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                   11,966,341.66

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Freund Equipment Inc.
         ii)     J.Price Intl. Truck Inc.
         iii)    Nalley Motor Trucks
         iv)     Wolfington Body Co. Inc
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days)as a percentage of the total principal amount outstanding, as
         of the end of the Due Period                                                              0.11%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                   51,649,214.72

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
         established on 7/10/03 for the benefit of the Master Trust Certificateholders.       100,097.29

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                   100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                      1.14%
         d.  The rating of each such Eligible Investment                                        AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                   100,000.00

     4.0 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect
         to the transactions set forth in Article IV of the Supplement)                             0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
         to the transactions set forth in Article IV of the Supplement)                    19,080,000.00

   4.2b. The Available Subordinated Amount as of the Transfer Date (after giving effect
         to the transactions set forth in Article IV of the Supplement)                    19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                         2,650,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)       2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions  set forth in
         Article IV of the Supplement)                                                              0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                   (181.74)

     4.8 The amount of Series Allocable Finance Charge Collections for the Due Period         946,769.01

     4.9 The amount of Series Allocable Principal Collections for the Due Period           70,083,708.87

    4.10 The amount of Series Principal Account Losses for the Due Period                           0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period                           (181.74)

    4.12 The amount of Investor Finance Charge Collections for the Due Period                 946,769.01

    4.13 The amount of Investor Principal Collections for the Due Period                   70,083,527.14

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                       959,607.10

    4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period                0.00

    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                                      0.00

    4.17 The Seller's Percentage for the Due Period                                                0.00%

    4.18 The Excess Seller's Percentage for the Due Period                                         0.00%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period                  0.00

    4.20 The amount of Available Seller's Finance Charge Collections for the Due Period        28,403.07

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due Period        0.00

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due Period           0.00

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period                      0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the Distribution
         Date (after giving effect to the transactions set forth in Article IV
         of the Supplement)                                                                25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for the Due Period                               18.17%

    4.26 The Floating Allocation Percentage for the Due Period                                   100.00%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period                    0.00%

    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                                         454,374.81

    4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates
         on the Distribution Date allocable to the Invested Amount                                  0.00

    4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates
         on the Distribution Date allocable to interest on the Series 2000-1 Certificates     303,333.33

    4.31 The Draw Amount as of the Transfer Date                                                    0.00

    4.32 The amount of Investor Charge-Offs as of Transfer Date                                     0.00

    4.33 The amount of reimbursement of Investor Charge- Offs as of the Transfer Date               0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date        151,041.48

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article  IV of the Supplement and
         of the Agreement)                                                                          0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the Supplement and the Agreement)       2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                         0.00
         b.  Description of each Eligible Investment:                                                 NA
         c.  The rate of interest applicable to each such Eligible Investment                    _______%
         d.  The rating of each such Eligible Investment                                              NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in,Eligible Investments                         0.00
         b.  Description of each Eligible Investment:                                                 NA
         c.  The rate of interest applicable to each such Eligible Investment                    _______%
         d.  The rating of each such Eligible Investment                                              NA

    4.39 The amount of Excess Interest Collections for the Due Period                         505,232.29

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                         0.00

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series                                                                               0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series                          14,027,974.73

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                      See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                            0.00

    4.45 The amount of Series 2000-1 Shared Seller's Principal Collections for the
         Due Period                                                                                 0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                           0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                              0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                   0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                      425,825.29
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A Certificates
         on the Distribution Date allocable to the Class A Invested Amount                          0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                          283,333.33

     5.5 The amount of Class A Certificateholder Charge-Offs as of the Transfer Date                0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                        0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                           12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                       28,549.52
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B Certificates
         on the Distribution Date allocable to the Class B Invested Amount                          0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                           20,000.00

     6.5 The amount of Class B Certificateholder Charge-Offs as of the Transfer Date                0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                        0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.3(A)
                                                     Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.58%
                                             1 Month Past :       3.50%
                                             Current Month :      3.37%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------

                                             Master Trust Seller's Interest:   $169,601,249.22

                                     Master Trust Minimum Seller's Interest:   $131,820,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------

                                          Turnover Ratio:    3.89

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                                  Dealer Note Loss Ratio:    0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                              Used Financed Vehicle Ratio:  5.11%

====================================================================================================================================

                                                        EXHIBIT 20.4

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #13
                                                 DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                       SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 25, 2004, the Transfer Date of August 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2004 and the Distribution Period ended
August 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                61,803.39

     3.2 The amount of ITEC Finance Charges for the Due Period                             2,241,123.98

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,015,278,388.40

     3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     377,307,258.59

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    327,975,800.40
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                  831,108.00

     3.8 The average daily Master Trust Seller's Interest during the Due Period          166,688,546.98

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)           122,570,000.00

    3.10 The aggregate amount of Collections for the Due Period                          490,846,296.52

    3.11 The aggregate amount of Finance Charge Collections for the Due Period             5,209,611.05

    3.12 The aggregate amount of Principal Collections for the Due Period                485,636,685.47

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                     (1,000.00)

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       997,329,681.42

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                59,311,779.28

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the    108,271,567.80
             end of the Due Period
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     1.14%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                  11,966,341.66

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Freund Equipment Inc.
         ii)     J.Price Intl. Truck Inc.
         iii)    Nalley Motor Trucks
         iv)     Wolfington Body Co. Inc
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of the
        end of the Due Period                                                                     0.11%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                  51,649,214.72

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
         7/10/03 for the benefit of the Master Trust Certificateholders.                     100,097.29

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                  100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     1.14%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                  100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                   0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)            19,080,000.00

   4.2b. The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)            19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)      2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV
         of the Supplement)                                                                        0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date)                                                  212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                  (181.74)

     4.8 The amount of Series Allocable Finance Charge Collections for the Due Period        946,769.01

     4.9 The amount of Series Allocable Principal Collections for the Due Period          70,083,708.87

    4.10 The amount of Series Principal Account Losses for the Due Period                          0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period                           (181.74)

    4.12 The amount of Investor Finance Charge Collections for the Due Period                946,769.01

    4.13 The amount of Investor Principal Collections for the Due Period                  70,083,527.14

    4.14 The amount of Available Certificateholder's Interest  Collections for the
         Due Period                                                                          959,605.81

    4.15 The amount of Series 2003-1 Shared Principal Collections for the Due Period               0.00

    4.16 The aggregate amount of the Series 2003-1 Principal Shortfall, if any, for
         the Due Period                                                                            0.00

    4.17 The Seller's Percentage for the Due Period                                                0.00%

    4.18 The Excess Seller's Percentage for the Due Period                                         0.00%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period                 0.00

    4.20 The amount of Available Seller's Finance Charge Collections for the Due Period       28,403.07

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due Period       0.00

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due Period          0.00

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's Interest as of the Distribution
         Date (after giving effect to the transactions set forth in Article IV
         of the Supplement)                                                               25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for the Due Period                              18.17%

    4.26 The Floating Allocation Percentage for the Due Period                                  100.00%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                        469,208.15

    4.29 The total amount, if any, to be distributed on the Series 2003-1 Certificates
         on the Distribution Date allocable to the Invested Amount                                 0.00

    4.30 The total amount, if any, to be distributed on the Series 2003-1 Certificates on the Distribution Date allocable to interest on the Series 2003-1
         Certificates                                                                        318,166.67

    4.31 The Draw Amount as of the Transfer Date                                                   0.00

    4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date       151,041.48

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
         and of the Agreement)                                                                     0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such Eligible Investment                   _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such Eligible Investment                   _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.39 The amount of Excess Interest Collections for the Due Period                        490,397.66

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                        0.00

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series                                                                              0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series                         14,027,974.73

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                     See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal Collections for
         the Due Period                                                                            0.00

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                            0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                          0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                             0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                  0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                         200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                     434,158.63
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                   0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                         291,666.67

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                   0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and
         to the payments made on the Distribution Date)                                   12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                      35,049.52
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B Certificates
         on the Distribution Date allocable to the Class B Invested Amount                         0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                          26,500.00

     6.5 The amount of Class B Certificateholder Charge-Offs as of the Transfer Date               0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                             Exhibit 20.4(A)
                                                             Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.58%
                                             1 Month Past :       3.50%
                                             Current Month :      3.37%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest:     $169,601,249.22

                                     Master Trust Minimum Seller's Interest:     $131,820,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------

                                           Turnover Ratio:    3.89

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                                   Dealer Note Loss Ratio:    0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                               Used Financed Vehicle Ratio:    5.11%

====================================================================================================================================

                                                         EXHIBIT 20.5

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 2

                                                  DEALER NOTE MASTER TRUST

                                                         DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 2004-1

Under the Series 2004-1 Supplement  dated  as of June 10, 2004 (the "Supplement") by  and among  Navistar  Financial  Corporation,
("NFC"), Navistar Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended and  supplemented,  the "Agreement") by  and  among
NFC, NFSC, and the Master  Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain  accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the
Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of
August 25, 2004, the Transfer Date of August 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended  on July 31, 2004 and the  Distribution  Period  ended August 25, 2004 is set forth  below.  Certain  of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                61,803.39

    3.2 The amount of ITEC Finance Charges for the Due Period                             2,241,123.98

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,015,278,388.40

    3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     377,307,258.59

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    327,975,800.40
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                  831,108.00

    3.8 The average daily Master Trust Seller's Interest during the Due Period          166,688,546.98

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)           122,570,000.00

   3.10 The aggregate amount of Collections for the Due Period                          490,846,296.52

   3.11 The aggregate amount of Finance Charge Collections for the Due Period             5,209,611.05

   3.12 The aggregate amount of Principal Collections for the Due Period                485,636,685.47

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                     (1,000.00)

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       997,329,681.42

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                59,311,779.28

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the    108,271,567.80
            end of the Due Period
        b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     1.14%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                  11,966,341.66

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of
        Dealer Notes in the Master Trust as of the end of the Due Period:
        i)       Freund Equipment Inc.
        ii)      J.Price Intl. Truck Inc.
        iii)     Nalley Motor Trucks
        iv)      Wolfington Body Co. Inc
        v)       Longhorn Bus Sales

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                0.11%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                  51,649,214.72

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect
        to the transactions set forth in Article IV of the Supplement)                      100,097.29

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                  100,000.00
        b.  Description of each Eligible Investment:                             JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     1.14%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                 100,000.00

    4.0 Series 2004-1 Information.

    4.1 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                         212,000,000.00

    4.2 The Adjusted Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and
        to the payments made on the Distribution Date)                                  231,080,000.00

    4.3 The amount of Seller's Invested Amount for the Due Period                      $169,601,249.22

    4.4 The amount of Series Allocable Dealer Notes Losses for the Due Period                  (181.74)

    4.5 The amount of Series Allocable Finance Charge Collections for the Due Period        946,769.01

    4.6 The amount of Series Allocable Principal Collections for the Due Period          70,083,708.87

    4.7 The amount of Noteholder Allocated Dealer Note Losses for the Due Period               (181.74)

    4.8 The amount of Noteholder Available Interest Amounts for the Due Period              946,769.01

    4.9 The amount of Noteholder Available Principal Amounts for the Due Period          70,083,708.87

   4.10 The aggregate amount of the Principal Shortfall, if any, for the Due Period               0.00

   4.11 The aggregate amount of Seller Interest Amounts for the Due Period                           -

   4.12 The aggregate amount of Seller's Principal Amounts for the Due Period                     0.00

   4.13 The Reassignment Amount as of the Transfer Date                                 212,000,000.00

   4.14 The Minimum Series Seller's
        Invested Amount as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                          25,440,000.00

   4.15 The Minimum Seller's
        Invested Amount as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                         122,570,000.00

   4.16 The Minimum Series Seller's
        Interest as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                          25,440,000.00

   4.17 The Series Allocation Percentage with respect to Series 2004-1 for
        the Due Period                                                                          18.17%

   4.18 The Noteholder Floating Allocation Percentage for the Due Period                       100.00%

   4.19 The Noteholder Principal Allocation Percentage, if applicable, for the Due Period      100.00%

   4.20 The total amount to be distributed on the Series 2004-1 Certificates on the
        Distribution Date                                                                   448,741.48

   4.21 The total amount, if any, to be distributed on the Series 2004-1 Certificates
        on the Distribution Date allocable to the Invested Amount                                 0.00

   4.22 The total amount, if any, to be distributed on the Series 2004-1 Certificates
        on the Distribution Date allocable to interest on the Series 2004-1 Certificates    297,700.00

   4.23 The amount of the Investor Servicing Fee to be paid on such Distribution Date       151,041.48

   4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
        for the Due Period                                                                   12,578.47

   4.25 The amount of Excess Interest Collections for the Due Period                        510,606.00

   4.26 The amount of Excess Interest Collections for the Due Period allocated
        to other Series                                                                           0.00

   4.27 The amount of Noteholder Available Principal Amounts treated as Shared
        Principal Collections and allocated to other Series for the Due Period           14,027,974.73

   4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
        for the Due Period                                                                        0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                   EXHIBIT 20.5(A)

                                                    NOTE STATEMENT

                                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #2

                                 NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                                SERIES 2004-1 NOTES

Under the  Series 2004-1 Indenture  Supplement  dated as of June 10, 2004 (the "Indenture Supplement") by  and  among the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture  Trustee is required to  prepare certain  information  each month  regarding current distributions to certain accounts and  payments on the Series  2004-1 Notes as well as the  performance of the Master  Owner  Trust  during the  previous month.  The information  which is  required  to be  prepared with  respect  to  the  Payment  Date of  August 25, 2004,  the  Transfer  Date of
August 24, 2004 and with respect to the performance of the Master Owner Trust during the Due Period  ended on July 31, 2004 and the
Distribution Period ended August 25, 2004 is set forth below.  Certain of the  information is  presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented  based on the aggregate  amounts for the  Master  Owner
Trust as a whole.  Capitalized terms used but not otherwise  defined herein  shall have the  meanings assigned to such terms in the
Indenture Supplement.

      5 Series 2004-1 Notes Information

    5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                       212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                             0.00

    5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
        Supplement and to payments made on the Payment Date).                                 231,080,000.00

    5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                        19,080,000.00

        Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date     19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                        0.00

    5.4 Series 2004-1 Allocated Dealer Note Losses for the Due Period                                (181.74)

    5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                               946,769.01

    5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                           70,083,708.87

    5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses for the Due Period                    (181.74)

    5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                   959,347.48

    5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period               70,083,708.87

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                     0.00

   5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                 25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                      0.00

   5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
        for the Due Period                                                                              0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                         212,000,000.00

   5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                 25,440,000.00

   5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                        0.00

   5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                             0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                     100.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                        100.00%

   5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date             448,741.48

   5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
        Date allocable to the Outstanding Principal Amount                                              0.00

   5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
        allocable to interest on the Series 2004-1 Notes                                          297,700.00

   5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                151,041.48

 5.24.1 Series 2004-1 Investment Income                                                            10,531.13

 5.24.2 Series 2004-1 Principal Funding Account investment income                                       0.00

 5.24.3 Series 2004-1 Negative Carry Account investment income                                          0.00

 5.24.4 Series 2004-1 Interest Funding Account investment income                                        0.00

 5.24.5 Series 2004-1 Spread Account investment income                                              2,047.34

   5.25 Series Excess Available Interest Amounts for the Due Period                               510,606.00

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                 0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                        0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes to
        Series 2004-1 for the Due Period                                                                0.00

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
        Certificate for the Due Period                                                         14,027,974.73

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                              0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                             5.55%

   5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                  0.00

   5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                             0.00

   5.34 Certain amounts and calculations referenced in the definition of Early
        Redemption Event.                                                                    See Exhibit "A"

      6 Account Information

    6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                               2,650,000.00

        Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date           2,650,000.00

    6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                         0.00

    6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                         0.00

        Series 2004-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                    0.00

    6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                         0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                  200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                  200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                   275,000.00

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                           0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                   275,000.00

    7.6 Class A Monthly Interest for the Interest Period                                          275,000.00

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                          12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                   12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                    22,700.00

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                      0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                    22,700.00

    8.6 Class B Monthly Interest for the Interest Period                                           22,700.00

------------------------------------------------------------------------------------------------------------------------------------

                                                Exhibit 20(A)
                                           Series 2004-1 Notes

5.34     The  percentages and  all  other  information  calculated pursuant to the Definition at  Early  Redemption  Events as  specified  in  Section 1.01  of  The Series 2004-1
         Indenture Supplement

         "Early  Redemption  Events"  means,  with  respect  to  the  Series  2004-1  Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
          Servicing Agreement, as  supplemented  by  the Series Supplement, plus each of the following:

(A)      failure  on  the part of  the Seller  (i) to  make  any  payment,  distribution  or deposit  required  under  the  Pooling and  Servicing Agreement or  the Series
              Supplement within fiv  Business Days  after the Due  Date or (ii)  to  observe or perform in any material respect any other material covenants or  agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1              __No__
              Noteholders  and  which  continues  unremedied for a  period  of 60 days after written  notice  of  such  failure  shall have been given to the Seller by the
              Indenture  Trustee or to the  Seller  and the  Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation  or  warranty  made  by  the  Seller  pursuant  to  the  Pooling and  Servicing  Agreement or any  information  contained  in  the  schedule of
              Dealer Notes delivered thereunder  or the  Series  Supplement  shall  prove to have  been  incorrect  in any  material  respect  when made or when delivered,
              which  representation,   warranty  or  schedule,  or  the  circumstances  or
              condition  that  caused  such  representation,  warranty  or  schedule  to  be incorrect,  continues  to be  incorrect or  uncured in  any  material  respect
              for a  period of  60-days  after  written  notice  of such  incorrectness shall              __No__
              have  been  given  to the Seller by the Indenture Trustee or to the Seller and
              the Indenture  Trustee  by  any  Holder  of the Series  2004-1  Notes and as a
              result of which the interests of the Series 2004-1  Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not  be  deemed  to  occur  if the  Seller  has  repurchased the related  Dealer  Notes  or all  such Dealer Notes, if applicable, during such period  in  accordance  with  the provisions  of the  Pooling  and  Servicing
              Agreement;

(C)      any  of  the  Seller, ITEC, NIC  or  NFC  shall  file  a  petition  commencing a  voluntary case  under any chapter of  the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment  or composition under any o ther similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the  Seller, ITEC, NIC or  NFC  shall  appoint, or  consent  to
              the  appointment of a  custodian,  receiver,  liquidator,  trustee, assignee,                __No__
              sequestrator  or  other  similar  official in bankruptcy or insolvency of it or  of  any  substantial  part of its  property;  or  the  Seller, ITEC, NIC or NFC  shall  make  an  assignment  for the  benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order for  relief  against  any of  the  Seller, ITEC, NIC or NFC  shall have been entered by a court  having jurisdiction in the premises under any chapter of the federal  bankruptcy laws, and such order shall  have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
              shall have continued undischarged or unstayed for a  period of 120 days;                     __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of a  custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order  shall have  remained in  force  undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the Pooling and                     __No__
              Servicing Agreement;

(F)      on any Transfer Date, after giving  effect to  allocations  to be made on  that
               Transfer Date (including payments to be made on the related Payment Date), the  Series  2004-1  Target  Overcollateralization  Amount  exceeds  the
               Series  2004-1  Overcollateralization  Amount  by  more  than  the
               Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
               however, that if such shortfall was caused by an Excess Cash Collateral                     __No__
               Event, the Seller shall have a six month period d uring which an  Early
               Redemption Event shall not occur if the foregoing condition is satisfied by  calculating the  Series  2004-1  Nominal  Liquidation Amount  after subtracting the amount on deposit in the Series 2004-1 Principal Funding
              Account in respect of the Series 2004-1 Notes;

(G)      any Servicer Termination Event shall occur (i) which would have a material
              adverse effect on the Series 2004-1 Noteholders and (ii) for which the                       __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last day of the  preceding  Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer  Notes  held  by  the  Master  Trust  on  that  last  day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                             __No__

               Used Financed Vehicle Ratio: 5.11%

(I)      on any Determination  Date,  the  quotient of (i) the  product  of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average  principal  amount of  Dealer Notes  outstanding  during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                           __No__
                           Turnover Ratio:  3.89

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the Expected
              Principal Payment Date;                                                                      __No__

(K)      the Issuer  becomes  an "investment  company" within  the  meaning  of  the
              Investment  Company  Act of  1940, as  amended, and  is not exempt from                      __No__
              compliance with that Act;

         (L) the occurrence of an Event of Default under the Indenture;                                    __No__

         (M) the delivery by the Seller to the Master Trust Trustee of a notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master                  __No__
              Trust commencing on the date specified in such notice;

         (N) the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three  consecutive  Determination  Dates;
                Average Coverage Differential shall be equal to or less than negative
                Two  percent (-2.00%) on  each  of  three  consecutive  Determination                       _No__
                Dates?

                           2 Months Past:      3.58%
                           1 Month Past:       3.50%
                           Current Month:      3.37%

         (O) on any  Determination  Date, the  quotient  of (i) the  sum  of  Dealer Note
                Losses for each of the related Due Period and the five immediately preceding
                Due Periods and (ii) the sum of Principal Collections for each of the related
                Due Period  and  the  five  immediately  preceding  Due  Periods, is  greater than or equal to one percent (1%);
                Dealer  Note  Loss  Ratio  greater  than or  equal to  one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                                 __No__

         (P) at the  end  of  any  Due  Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's  Invested  Amount  and the  Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal  Funding
               Account or any other principal funding  account  with respect to any  other series in the amount of such deficiency within ten Business Days following
               the end of such Due Period; provided, however, that if such  deficiency  was                 __No__
               caused by an Excess Cash  Collateral  Event, the  Seller shall  have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
               Liquidation Amount after subtracting the amount on deposit in the Series
               2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

         (Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit  Agreement on or  before the
               date occurring five Business  Days after the  date such deposit is required                  __No__
               by the Interest Deposit Agreement to be made

         In the case  of any  event described in  clauses (A), (B) or (G) above, an  Early
         Redemption  Event  with  respect to  Series 2004-1 Notes shall  be  deemed to have occurred  only if, after  the  applicable grace period described in those clauses, if  any, either  the  Indenture  Trustee or  Series  2004-1  Noteholders  holding
         Series  2004-1  Notes  evidencing  more  than 50% of the Series 2004-1 Outstanding
         Principal Amount by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that  an  Early  Redemption  Event  has  occurred  as of the  date of that notice.
         In the case  of any  Early Redemption  Event that is  also an  Early  Amortization
         Event as  described in the Series  Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series 2004-1 Notes shall be deemed to have occurred without any  notice or other action on the part of the  Indenture  Trustee or the  Series  2004-1  Noteholders
         immediately upon the occurrence of that event.

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                                                                     EXHIBIT 20(B)
                                                     Navistar Financial Dealer Note Master Trust
                                                                       Series Data
                                                     for the August 25, 2004 Distribution Date

                                                                         Series
                               1995-1       1998-1          2000-1         2003-1        2004-1       2000-VFC           Total

 1. Aggregate amt of
       Collections        71,246,031.57  71,005,887.40  71,030,477.88  71,030,477.88  71,030,477.88 35,502,914.19    390,846,266.82
    Aggregate amt of
       Interest Collections  949,642.14     946,441.25     946,769.01     946,769.01     946,769.01    473,220.23      5,209,610.65
    Aggregate amt of Principal
       Collections        70,296,389.43  70,059,446.15  70,083,708.87  70,083,708.87  70,083,708.87 35,029,693.96    385,636,656.16
    Allocation From/
       (To)Other Series            0.00           0.00           0.00           0.00           0.00          0.00              0.00

 2. Series Allocation
       Percentage            18.2286572%    18.1672151%    18.1735067%    18.1735067%    18.1735067%    9.0836000%         100.0000%
    Floating Allocation
       Percentage                 99.23%         99.57%        100.00%        100.00%        100.00%        99.57%              N/A
    Principal Allocation
       Percentage                 84.04%          0.00%          0.00%          0.00%        100.00%         0.00%              N/A

 3. Ttl amt Distributed  200,291,666.67     268,333.33     303,333.33     318,166.67     297,700.00    109,335.08    201,588,535.08

 4. Ttl amt of such distribution
       allocable to the Invested
       Amt of Series     200,000,000.00           0.00           0.00           0.00           0.00           0.00   200,000,000.00

 5. Ttl amt of such distribution
       allocable to interest on the
       Series Certificates   291,666.67     268,333.33     303,333.33     318,166.67     297,700.00     109,335.08     1,588,535.08

 6. Gross Dealer Note Losses       0.00           0.00           0.00           0.00           0.00           0.00             0.00

 7. Recoveries on Dealer
        Note Losses              182.29         181.67         181.74         181.74         181.74          90.84         1,000.00

 8. Amt of Series allocable Dealer
      Note Losses/(Recoveries)  (182.29)       (181.67)       (181.74)       (181.74)       (181.74)        (90.84)       (1,000.00)
    - Investor portion of Dealer
        Note Losses/(Recoveries)(180.88)       (180.89)       (181.74)       (181.74)       (181.74)        (90.45)         (997.42)
    - Seller portion of Dealer
        Note Losses/(Recoveries)  (1.40)         (0.78)          0.00           0.00           0.00          (0.39)           (2.58)

 9. Draw Amount                    0.00           0.00           0.00           0.00           0.00           0.00             0.00

10. Investor Charge Offs           0.00           0.00           0.00           0.00           0.00           0.00             0.00

11. Reimbursement of
      Investor Charge Offs         0.00           0.00           0.00           0.00           0.00           0.00             0.00

12. Monthly Servicing Fee
    - Series Allocation -
         Servicing Fee       151,499.84     150,989.19     151,041.48     151,041.48     151,041.48      75,494.53       831,108.00
    - Investor Servicing Fee 150,333.29     150,339.94     151,041.48     151,041.48     151,041.48      75,169.90       828,967.57
    - Seller Servicing Fee     1,166.55         649.25           0.00           0.00           0.00         324.63         2,140.43

13. Controlled
       Amortization Amt  100,000,000.00           0.00           0.00           0.00           0.00           0.00   100,000,000.00

14. Invested Amt prior to
       Distribution Date 200,000,000.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 100,000,000.00 1,136,000,000.00
    Invested Amt after
       Distribution Date           0.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00  50,000,000.00   886,000,000.00

15. Invested Amount                0.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00  50,000,000.00   886,000,000.00
    Available Subordinated Amt     0.00  31,000,000.00  19,080,000.00  19,080,000.00  19,080,000.00   7,750,000.00    95,990,000.00
    Negative Carry Subordinated Amt0.00             NA             NA             NA             NA             NA             0.00
    Other                             0              0              0              0              0             0              0.00
    Adjusted Invested Amount       0.00 231,000,000.00 231,080,000.00 231,080,000.00 231,080,000.00  57,750,000.00   981,990,000.00

    Required Excess Seller's
      Interest                     0.00   6,000,000.00   6,360,000.00   6,360,000.00   6,360,000.00   1,500,000.00    26,580,000.00

16. Beginning Spread
      Acct Bal             2,500,000.00   2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00   1,250,000.00    14,200,000.00
        Withdrawals from Spread Acct
          (-) Interest    (2,502,175.16)     (2,175.61)     (2,306.96)     (2,305.67)     (2,047.34)   (625,903.00)   (3,136,913.74)
        Deposits to Spread Acct
          (+) Interest         2,175.16       2,175.61       2,306.96       2,305.67       2,047.34         903.00        11,913.74
    Spread Acct balance as
      of the close of business
      on the Distribution date     0.00   2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00     625,000.00    11,075,000.00

17. Series Principal Acct
       Balance as of the
       end of Due Period           0.00           0.00           0.00           0.00           0.00           0.00             0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days                                                                                  0.01%
                                 60 - 89 Days                                                                                  0.01%
                                    90+  Days                                                                                  0.09%

19. Master Trust Receivables Balance                                                                                $997,329,681.42

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